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EXHIBIT 5

                            AGREEMENT OF JOINT FILING

     In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) of a statement on Schedule 13D or any amendments thereto, with respect to the common stock of Allis-Chalmers Corporation and that this Agreement be included as an Exhibit to such filing.

     This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same Agreement.

     IN WITNESS WHEREOF, the undersigned hereby execute this Agreement on the 21st day of May, 2001.


                                        RER CORP.

                                        By: /s/ Robert E. Nederlander
                                            -------------------------
                                            Robert E. Nederlander
                                            President

                                        AL-CH COMPANY, L.P.

                                        By: Q.E.N., Inc., its general partner

                                        By: /s/ Robert E. Nederlander
                                            -------------------------
                                            Robert E. Nederlander
                                            President

                                        and

                                        By: Lenny Corp., its general partner

                                        By: /s/ Leonard Toboroff
                                            --------------------
                                            Leonard Toboroff
                                            President


                                        /s/ Robert E. Nederlander
                                        ------------------------------------
                                        Robert E. Nederlander


                                        /s/ Leonard Toboroff
                                        ------------------------------------
                                        Leonard Toboroff